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                                  EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 30, 1996 included in Station Casinos, Inc.'s Annual Report on Form 10-K for the year ended March 31, 1996, and to all references to our Firm included in this registration statement.

                                        /s/ Arthur Andersen LLP
                                        -----------------------
                                        ARTHUR ANDERSEN LLP

Las Vegas, Nevada
September 12, 1996